MANAGEMENT'S LIQUIDITY PLANS	12 Months Ended
Mar. 31, 2011
Management's Liquidity Plans Disclosure [Abstract]
Management's Liquidity Plans Disclosure [Text Block]
NOTE 2	MANAGEMENT’S LIQUIDITY PLANS

The Company reported net losses of $13,582,159 and $8,056,874 for the fiscal years ended March 31, 2011 and 2010, respectively. At March 31, 2011, the Company had a working capital deficiency of approximately $1.5 million and an accumulated deficit of approximately $114.9 million, consolidated assets of approximately $11.8 million, and negative stockholders’ equity of approximately $17.9 million. The Company has not generated any significant profits to date. During the fiscal year ended March 31, 2011, the Company raised $1,062,500 of net proceeds from the sale of Series E Preferred Stock, and issued Series E Preferred Stock with a face value of $1,062,500, with the payment for such Series E Preferred Stock being received during Fiscal 2010.

The Company’s strategy is to continue to be engaged in the development and manufacturing of oral controlled-release products. It will continue to develop generic versions of controlled-release drug products with high barriers to entry and assist partner companies in the life cycle management of products to improve off-patent drug products. The Company has two products currently being sold commercially; a generic product recently purchased and being transferred to Elite but not yet being sold; an approval for a generic product not yet being sold; and a pipeline of products under development.

As of March 31, 2011, the Company’s principal source of liquidity was approximately $1.8 million of cash and cash equivalents The Company may also receive funds through the exercise of outstanding stock options and warrants and $0.6875 million from the issuance of the Company’s Series E Convertible Preferred Stock pursuant to the Strategic Alliance Agreement with Epic Pharma. However, there can be no assurance of the exercise of any outstanding options or warrants, the performance of Epic Pharma under the Strategic Alliance Agreement, or that any cash received from such sources will be material to contribute sufficient amounts to continue operating activities.

As a result there is no assurance that the Company’s business strategy will be successfully implemented, and with the Company’s existing working capital levels, there can be no assurance that the Company will continue as a going concern.